Semiannual Report

New Age
Media Fund
June 30, 1997
T. Rowe Price

Report Highlights

o The stock market soared to record highs despite a sell-off in March, as small-cap issues followed the lead of their blue chip counterparts.

o Several groups that had lagged in the first quarter rebounded strongly in the second, including technology and media and telecommunications stocks.

o Based on net asset value, the fund returned 16.62% for the second quarter and 7.88% for the first half.

o We made modest changes to the fund's sector diversification during the quarter, including a reduction in the content area from 28% of net assets to 22%. In anticipation of converting the fund to open-end status, we increased cash reserves to enhance liquidity.

o We are optimistic about the prospects for media, telecommunications, and technology shares because of major changes taking place on a global scale.

Fellow Shareholders

Stocks continued their relentless surge to record heights during the past six months, despite a significant correction in March. Large-capitalization stocks led the broad market upward, but smaller-cap issues also sprang to life following a lengthy period of lagging performance.

PERFORMANCE REVIEW

The past few months were rewarding for media, telecommunications, and technology stocks, helping your fund generate a strong second quarter return and boosting the six-month return well into positive territory. The discount between the fund's net asset value (NAV) and its share price on the New York Stock Exchange, which began the year at 17%, continued to narrow following the announcement of our intent to convert the fund to open-end status and stood at 4.8% on June
30. The fund's NYSE share price rose from $13.00 on March 31 to $15.625 on June 30, resulting in a 20.19% gain for shareholders compared with a 17.46% return for the unmanaged Standard & Poor's 500 Stock Index. The fund's NAV rose from $14.08 to $16.42 during the quarter, a gain of 16.62%.

Performance Comparison

Periods Ended 6/30/97      3 Months       6 Months
____________________________________________________

New Age Media Fund
      Based on NAV            16.62%          7.88%

      Based on NYSE
          Share Price         20.19          23.81

S&P 500                       17.46          20.61


You may already have voted on the proposal to convert the fund to open-end status. Assuming the proposal is approved at the fund's annual meeting on July 23, the name of the fund will change on July 28 to the T. Rowe Price Media & Telecommunications Fund. As part of the transition, the fund expects to make a special dividend and capital gain distribution of about $0.03 per share on July 25 to shareholders of record as of July 22, 1997. The exact amount of the distribution, which reflects gains realized by the fund in 1996, will be announced July 11.

MARKET ENVIRONMENT

The Federal Reserve's decision not to raise the federal funds rate in May was the catalyst for the stock market's strong rebound from the April lows to record territory near the end of June. Performance varied among sectors, as the ability to meet or exceed earnings expectations served as the primary force behind winning and losing stocks. Mutual fund inflows retreated from their record levels but were strong enough to help power the strong rally.

Technology stocks, particularly networking and software issues, rebounded sharply from an earlier rout.

Media and telecommunications shares were mixed earlier in the period but picked up strength during the past three months. Technology stocks, particularly networking and software issues, rebounded sharply from an earlier rout. Content providers fared well as a combination of attractive valuations and stable fundamentals provided a refuge for investors. Distribution stocks were generally strong, especially those in the cable television sector, where Microsoft's announcement of a $1 billion investment in Comcast rekindled investor interest. Businesses driven by advertising revenue, such as newspapers and radio, benefited from a healthy environment. International stocks performed well but could not keep pace with the surging U.S. market.

The Microsoft-Comcast investment was the major event in the media and telecommunications arena in the first half of 1997. The size of the investment highlights the strategic importance of advanced communications networks and could have substantial long-term implications. We would not be surprised to see other leading technology companies (or perhaps Microsoft again) make similar investments to further accelerate the development of these networks.

Merger and acquisition activity remained brisk. Major content transactions included News Corporation's agreement to acquire International Family Entertainment, owner of the Family Channel, Westinghouse's purchase of Gaylord Entertainment's country music cable networks, and the planned purchase of CUC International by HFS. News Corporation was also active in the distribution sector with an agreement to merge its planned satellite television service with Primestar, a satellite television service owned and operated by a consortium of cable television companies and GE. There was also substantial consolidation activity in the technology sector, with 3Com's acquisition of U.S. Robotics and Ascend Communications' purchase of Cascade Communications. While there were no major new transactions among telecommunications companies, AT&T expressed an interest in merging with a regional Bell operating company. We continue to expect mergers and acquisitions among media and telecommunications companies as they seek the economic and strategic benefits of larger scale.

PORTFOLIO REVIEW

The fund's sector diversification changed only modestly since our interim report to you dated March 31. We trimmed content holdings from 28% of net assets to 22% on June 30. Distribution and technology holdings were reduced during the first quarter, and their respective weightings of approximately 19% and 17% were little changed in the past three months. The percentage of international stocks in the portfolio fell from 14% after the first quarter to 11% at the end of June, the low end of our long-term objective.

Sector Diversification pie chart 6/30/97

Other and Reserves 31%
Content 22%
International 11%
Technology 17%
Distribution 19%

Based on net assets of 6/30/97

In anticipation of the fund's conversion to open-end status, we increased cash reserves to enhance liquidity. We invested a substantial portion of the reserves in S&P 500 Index futures to maintain an exposure to stocks while achieving our liquidity objectives. Assuming the conversion proceeds as planned, we expect to redeploy these assets into equities during the second half of the year.

In the content area, we eliminated positions in Gaylord Entertainment, whose business mix is changing due to a significant asset sale, and in Reader's Digest and Scholastic because of concerns about underlying fundamentals. New investments include Omnicom, a leading advertising agency, and newspaper publishers Knight-Ridder and Tribune. Major contributors to positive performance included America Online, Gartner Group, and First Data. Among the laggards were Reader's Digest and Scholastic.

In the distribution sector, we took advantage of the March-April correction to add to Jacor Communications and Outdoor Systems. Near the end of the period, we initiated a position in Paging Network, the largest provider of paging services. Major contributors to positive results in this area included American Radio Systems, Jacor Communications, and Outdoor Systems, while portfolio disappointments included Metro Networks, SmarTalk TeleServices, and Pegasus Communications. The last three met earnings expectations but were victims of the general bias against small-cap stocks.

Technology holdings generally rewarded investors. New positions included U.S. Robotics, a networking company acquired by 3Com, and Synopsys, a leading provider of semiconductor design software. We eliminated networking equipment provider FORE Systems and reduced exposure to semiconductor manufacturers Intel, Maxim Integrated Products, and Xilinx. Cisco Systems, Microsoft, and Security Dynamics Technologies benefited fund performance significantly.

The fund's international holdings posted mixed results. We further reduced our positions in FlexTech, a U.K. content provider, and in Central European Media Enterprises, a leading television broadcaster in central Europe. Positive contributions from Grupo Iusacell and Cellular Communications International were offset by declines in Central European Media Enterprises, Getty Communications, and other foreign holdings.

INVESTMENT APPROACH AND OUTLOOK

We continue to believe that the media and telecommunications industries lie at a powerful crossroads where economic, regulatory, and technological forces will create some of the most dynamic sectors of the global economy. Although technological and regulatory advances have been more evolutionary than revolutionary, they have still been significant.

Consider many of the changes that have taken place in the average U.S. household over the past few years. Personal computers have gone from workplace computational devices to a multimedia platform for business, personal productivity, and entertainment. Cellular communications devices have gone from a toy of the rich to a necessity for managing busy lifestyles. Satellite television has gone from a curiosity to a very competitive video service offering. On-line services have become an essential tool for many small businesses as well as a meaningful competitor with television for our leisure time.

Three trends-digitization of media, deregulation of communications, and the deployment of high-speed, wide bandwidth communications networks-will continue to foster changes in the way we communicate, educate, and conduct commerce. These forces will create new businesses and challenge existing ones. For example, telecommunications services companies are benefiting from the deployment of advanced communications services based on new, digital equipment. At the same time, they are being forced to compete with new entrants as a result of changes in government regulations and broadcast spectrum auctions.

The potential of digital technologies is best exemplified by the Internet.

Multimedia products and on-line services have become strategically important offerings for traditional publishers because more powerful computers and communications networks have changed the way many of their products are used.

Key to developments in the media and telecommunications industries has been the digitization of all forms of media and the ongoing transition from analog to digital communications networks. The potential of digital technologies is best exemplified by the Internet, which has evolved from a medium dominated by academics and government employees to a mass medium with far-reaching implications. We believe that the Internet of 1997 is analogous to the PC of the 1980s: slow, awkward, and often frustrating, but representing a paradigm shift in cost structures and technical capabilities. While wishing to minimize the hyperbole, we believe that deregulation and the rise of the Internet will affect almost every industry. Consider the following:

o The Internet is cheaper and improving at a faster rate than other communication channels. Consumers and businesses are often willing to trade early-stage quality of service for features such as lower price and convenience, especially if service quality improves steadily.

o Internet infrastructure, services, and applications are the subject of intense intellectual focus and financial investment on a global scale.

Developments such as the $1 billion investment by Microsoft in Comcast confirm our optimism about the long-term wealth building opportunities in the media and telecommunications sector. Although there will be the inevitable hype about developments that never materialize, there will also be fundamental changes in the ways the average business and household function that will create growth opportunities for some companies while hurting the prospects of others.

In assessing the confluence of these factors, we look for themes to help guide us to the most fertile fields for individual stock selection. We continually reassess our expectations against changes in company fundamentals, government regulation, and the ability of companies to secure attractive financing. Here are some of the themes we attempt to exploit and some fund holdings that may benefit:

o    Growth in electronic commerce (First Data, CUC
     International, and Sterling Commerce).

o    Global demand for quality entertainment (Disney, Time
     Warner).

o Consolidation of the broadcasting and outdoor advertising industries (Westinghouse, Jacor Communications, Outdoor
     Systems).

o    Increasing use of wireless voice, video, and data systems
     (PanAmSat, LM Ericsson, Vodafone).

o    Growth in networked communications infrastructure (Cisco
     Systems, 3Com, Security Dynamics Technologies).

o The increasing pervasiveness of technology in communications and entertainment (Microsoft, Oracle, Intel, Xilinx).

While themes help us identify potentially profitable fields, we use a bottom-up approach to stock selection. In general, we try to buy stocks where the twin engines of underlying growth and valuation expansion can help propel stock prices over an extended period. In areas such as technology, valuations are rarely cheap but growth opportunities are compelling. We seek to own the stocks of leading companies in good businesses because we feel the market rewards sustained superior growth. This approach also allows us to take a long-term view of fundamentals when stock prices experience their inevitable fluctuations. Examples of these investments include large-cap companies such as Microsoft and Cisco Systems and mid-caps such as Sterling Commerce and Outdoor Systems.
We know that growth investing carries higher-than-average risk and seek to offset some of this by investing a portion of assets in "value" stocks. These are stocks whose prices, in our view, reflect an overly negative view of a company or industry. Examples of such holdings include Time Warner, Comcast, and Paging Network. Looking ahead, we expect to have a modest bias toward mid- to large-cap companies to meet the greater liquidity needs of an open-end fund-assuming the fund's conversion is approved.

We would like to thank our shareholders for their support and reaffirm our commitment to seizing long-term, wealth-building opportunities on their behalf.

Respectfully submitted,

Brian D. Stansky
Chairman of the Investment Advisory Committee
July 8, 1997

New Age Media Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                              Percent of
                                              Net Assets
                                                 6/30/97
_________________________________________________________

Outdoor Systems                                      3.1%

Jacor Communications                                 2.3

CUC International                                    2.2

Sterling Commerce                                    2.1

First Data                                           2.0
_________________________________________________________

Time Warner                                          2.0

America Online                                       1.9

BMC Software                                         1.7

Cellular Communications International                1.7

Cisco Systems                                        1.7
_________________________________________________________

Disney                                               1.7

American Radio Systems                               1.7

LM Ericsson                                          1.7

Microsoft                                            1.6

New York Times                                       1.6
_________________________________________________________

Security Dynamics Technologies                       1.5

Xilinx                                               1.5

Telecom Liberty Media                                1.5

3Com                                                 1.5

Getty Communications                                 1.5
_________________________________________________________

SmarTalk TeleServices                                1.5

Universal Outdoor Holdings                           1.5

Maxim Integrated Products                            1.4

Central European Media Enterprises                   1.3

Intel                                                1.2
_________________________________________________________

Total                                               43.4%

New Age Media Fund

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

3 Months Ended 6/30/97

Ten Best Contributors
___________________________________________________

U.S. Robotics                           12 (cents)

Outdoor Systems                                 11

America Online                                  10

Security Dynamics Technologies                  10

Jacor Communications                             9

Cisco Systems                                    9

Grupo Iusacell                                   8

First Data                                       8

Gartner Group                                    7

Microsoft                                        7
___________________________________________________

Total                                   91 (cents)

Ten Worst Contributors
___________________________________________________

Central European Media Enterprises     - 6 (cents)

Reader's Digest**                                3

Omnipoint**                                      2

3Com 1

Getty Communications                             1

Scholastic**                                     1

Gaylord Entertainment**                          --

Pegasus Communications                           --

PanAmSat                                         --

FORE Systems                                     --
___________________________________________________

Total                                  -14 (cents)

6 Months Ended 6/30/97

Ten Best Contributors
___________________________________________________

America Online                          17 (cents)

Grupo Iusacell                                  13

U.S. Robotics                                   12

Outdoor Systems                                 12

Jacor Communications                            10

Xilinx                                           9

American Radio Systems                           9

Microsoft*                                       8

Maxim Integrated Products                        8

Gartner Group                                    8

Total                                  106 (cents)


Ten Worst Contributors
__________________________________________________

3Com                                  - 20 (cents)

FORE Systems**                                  14

Scholastic**                                    14

Shiva**   12

Cascade Communications                          11

Reader's Digest**                                9

Omnipoint**                                      8

Macromedia**                                     8

Ascend Communications                            5

AT&T**    5
__________________________________________________

Total                                 -106 (cents)

    *  Position added
   **  Position eliminated

New Age Media Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

New Age Media Fund
Performance Comparison
as of 6/30/97



                         New Age
                        Media Fund         S&P 500
10/13/93                $   10,000      $  10,000
6/30/94                      8,485          9,823
6/30/95                     11,694         12,385
6/30/96                     14,748         15,605
6/30/97                     15,189         21,019


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                             Since   Inception
6/30/97             1 Year   3 Years  Inception        Date
_____________________________________________________________

New Age Media
    Fund             2.99%    21.42%     11.91%    10/13/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

New Age Media Fund

Financial Highlights

             For a share outstanding throughout each period

            6 Months      Year                     10/13/93
               Ended     Ended                           to
             6/30/97  12/31/96 12/31/95  12/31/94  12/31/93


NET ASSET
VALUE

Beginning of
period     $   15.22 $   17.99 $   13.44 $   13.57 $  13.93

Investment
activities

Net invest-
ment income    (0.01)    (0.11)    (0.04)    (0.01)    0.01

Net realized
and unreal-
ized gain
(loss)          1.19      0.36      5.79     (0.11)   (0.37)

Total from
investment
activities      1.18      0.25      5.75     (0.12)   (0.36)

Distributions

Net invest-
ment income        -         -     (0.07)    (0.01)       -

Net real-
ized gain          -     (3.09)    (1.13)        -        -

Total distri-
butions            -     (3.09)    (1.20)    (0.01)       -

Share repur-
chases          0.02      0.07         -         -        -

NET ASSET
VALUE, END
OF PERIOD  $   16.42 $   15.22 $   17.99 $   13.44 $  13.57

MARKET VALUE,
END OF
PERIOD     $   15.63 $   12.63 $   14.88 $   10.75 $  13.38

Total invest-
ment return

Per share
market value  23.81%     5.65%    49.26%   (19.57%) (10.80%)

Per share
net asset
value          7.88%     1.78%    43.30%    (0.88%)  (2.58%)

Ratios/Supplemental Data

Ratio of
expenses to
average
net assets     1.26%!    1.22%     1.25%     1.35%    1.30%!

Ratio of
net invest-
ment income
to average
net assets    (0.08%)!  (0.55%)   (0.25%)   (0.15%)   0.24%!

Portfolio
turnover
rate           35.2%!   102.9%    118.9%    133.9%    58.7%!

Average
commission
rate paid  $  0.0419 $  0.0487         -         -        -

Net assets,
end of period
(in
thousands) $ 238,035 $ 222,556 $ 268,782 $ 200,996 $202,911

!   Annualized.

The accompanying notes are an integral part of these financial statements.

New Age Media Fund

Unaudited

June 30, 1997

Statement of Net Assets

Shares/Par                                   Value

In thousands

Common Stocks and Warrants 69.3%

CONTENT  21.8%

A. H. Belo (Class A)                        50,000 $  2,081

America Online *                            80,000    4,450

CUC International *                        205,000    5,292

Disney                                      50,000    4,012

DST Systems *                               60,000    1,999

First Data                                 110,000    4,833

Gartner Group (Class A) *                   72,100    2,589

Golden Books Family Entertainment *         75,000      947

Houghton Mifflin                            22,300    1,489

Knight-Ridder                               25,000    1,227

New York Times (Class A)                    75,000    3,712

Omnicom                                     20,000    1,232

Premenos Technology *                      100,000      863

SABRE Group Holdings *                     100,000    2,712

Sterling Commerce *                        150,000    4,931

Telecom Liberty Media (Series A) *         150,000    3,567

Time Warner                                100,000    4,825

Tribune                                     25,000    1,202

Total Content                                        51,963

DISTRIBUTION  19.4%

Aerial Communications *                    110,100      950

American Radio Systems (Class A) *         100,000    3,987

BHC Communications (Class A)                20,000    2,393

Centennial Cellular (Class A) *            150,000    2,353

Comcast (Class A Special)                  100,000    2,134

Communications Broadband,
    Warrants, 9/23/04 *                    335,731        0

Cox Communications (Class A) *             100,000    2,400

Jacor Communications *                     145,668    5,585

Lamar Advertising *                        100,000    2,562

Metro Networks *                           100,000    2,438

Outdoor Systems *                          194,700    7,423

Paging Network *                           150,000    1,320

PanAmSat *                                  45,382 $  1,325

Pegasus Communications *                   150,000    1,622

SmarTalk TeleServices *                    225,000    3,516

Universal Outdoor Holdings *               100,000    3,494

Westinghouse                                50,000    1,156

World Com                                   50,000    1,598

Total Distribution                                   46,256

TECHNOLOGY  17.5%

3Com *                                      78,750    3,541

Analog Devices *                           100,000    2,656

Ascend Communications *                     15,000      589

BMC Software *                              75,000    4,158

Cascade Communications *                   100,000    2,759

Cisco Systems *                             60,000    4,030

Intel                                       20,000    2,832

Intuit *                                    75,000    1,718

Maxim Integrated Products *                 60,000    3,409

Microsoft *                                 30,000    3,794

Oracle *                                    50,000    2,517

Security Dynamics Technologies *           100,000    3,681

Synopsys *                                  61,200    2,259

Xilinx *                                    75,000    3,677

Total Technology                                     41,620

INTERNATIONAL  10.6%

Cellular Communications
    International *                        125,000    4,141

Central European Media

    Enterprises (Class A) *                120,000    3,165

FlexTech (GBP) *                           225,000    2,435

Getty Communications ADS *                 244,700    3,533

Grupo Iusacell (Series D) ADR *            190,000    2,802

LM Ericsson (Class B) ADR                  100,000    3,941

Scandinavian Broadcasting Systems *        125,000    2,719

Vodafone ADR                                50,000    2,422

Total International                                  25,158

Total Common Stocks & Warrants

    (Cost  $123,481)                               164,997

Preferred Stocks  0.3%

Crystal Dynamics (Series D) *              166,667 $    625

Total Preferred Stocks

    (Cost  $1,250)                                      625

Convertible Preferred Stocks  1.4%

Celcore (Series C) ! *                     250,000    1,500

Communications Broadband (Series C) *    1,000,000        0

Golden Books Financing, 8.75%               30,000    1,857

Total Convertible Preferred

    Stocks (Cost  $5,009)                             3,357

Short-Term Investments  28.8%

U.S. Government Agency Obligations  28.0%

Federal Home Loan Bank,
    5.47%, 7/3/97                      $ 6,723,000    6,721

Federal Home Loan Mortgage,
    5.40 - 5.52%, 7/2 - 8/1/97          50,000,000   49,917

Federal National Mortgage
    Assn., 5.42%, 7/10/97               10,000,000    9,986

                                                     66,624
U.S. Government Obligations  0.8%

U.S. Treasury Bills, 5.365%, 9/18/97     2,000,000    1,977

                                                      1,977

Total Short-Term Investments
    (Cost  $68,601)                                  68,601



Total Investments in Securities
    99.8% of Net Assets
    (Cost $198,341)                              $ 237,580

Futures Contracts
In thousands
                                        Unrealized
                             Contract         Gain
                Expiration      Value       (Loss)

Long, 50
Standard &
Poor's 500
Stock Index
contracts,
$1,200,000 of
U.S. Treasury
Bills pledged
as initial
margin                9/97   $ 22,256   $    3,286

Net payments
(receipts)
of variation
margin to
date                                        (3,478)

Variation
margin
receivable
(payable)
on open
futures
contracts                                              (192)

Other Assets Less Liabilities                           647

NET ASSETS                                       $  238,035
                                                ___________

Net Assets Consist of:

Accumulated
net investment
income - net
of distri-
butions                                          $      (84)

Accumulated
net realized
gain/loss -
net of distri-
butions                                              (5,891)

Net unrealized
gain (loss)                                          42,525

Paid-in-capital
applicable to
14,501,066
shares of
$0.0001 par
value capital
stock out-
standing;
1,000,000,000
shares authorized                                   201,485

NET ASSETS                                       $  238,035
                                                 __________

NET ASSET VALUE PER SHARE                        $    16.42
                                                 __________

    !  Affiliated company
    *  Non-income producing
  GBP  British sterling

New Age Media Fund
Statement of Operations
In thousands

                                                   6 Months
                                                      Ended
                                                    6/30/97

Investment Income
Income
     Interest                                      $    921
     Dividend                                           367

     Total income                                     1,288

Expenses
     Investment management                            1,199
     Custody and accounting                              56
     Legal and audit                                     47
     Shareholder servicing                               24
     Prospectus and shareholder reports                   9
     Directors                                            7
     Registration                                         4
     Miscellaneous                                       26

     Total expenses                                   1,372

Net investment income                                   (84)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
     Securities                                      (3,832)
     Futures                                          1,383
     Foreign currency transactions                      (18)

     Net realized gain (loss)                        (2,467)

Change in net unrealized gain or loss
     Securities                                      16,335
     Futures                                          3,286

     Change in net unrealized gain or loss           19,621

Net realized and unrealized gain (loss)              17,154

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                             $ 17,070
                                                   ________

The accompanying notes are an integral part of these financial statements.

New Age Media Fund
Unaudited
Statement of Changes in Net Assets

In thousands

The accompanying notes are an integral part of these financial statements.

                                      6 Months         Year
                                         Ended        Ended
                                       6/30/97     12/31/96

Increase (Decrease) in Net Assets
Operations
     Net investment income         $       (84)  $   (1,535)
     Net realized gain (loss)           (2,467)      31,863
     Change in net unrealized
       gain or loss                     19,621(26,626)

     Increase (decrease) in net
       assets from operations           17,070        3,702

Distributions to shareholders
     Net realized gain                       --      (45,196)

Capital share transactions
     Shares repurchased*                (1,591)      (4,732)

Net Assets
Increase (decrease) during period       15,479      (46,226)
Beginning of period                    222,556      268,782

End of period                      $   238,035   $  222,556
                                   ________________________

* Shares repurchased
     Number of shares                     (126)        (310)
     Weighted average
       discount from net
       asset value per share            17.20%       17.97%

The accompanying notes are an integral part of these financial statements.

New Age Media Fund
Unaudited                          June 30, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price New Age Media Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company and commenced operations on October 13, 1993.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.
Financial futures contracts are valued at closing settlement prices.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts At June 30, 1997, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $32,388,000 and $95,796,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $198,341,000, and net unrealized gain aggregated $39,239,000, of which $44,663,000 related to appreciated investments and $5,424,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administration agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $211,000 was payable at June 30, 1997. The fee, is computed weekly and paid monthly, at the annual rate of 1.10% of the fund's weekly net assets.

The Manager and its subsidiaries, under separate agreements with the fund are responsible for maintaining the financial records of the fund, including calculating the fund's net asset value per share and providing certain shareholder services for all accounts. The fund incurred expenses pursuant to these related party agreements totaling approximately $34,000 for the six months ended June 30, 1997, of which $6,000 was payable at period-end.

Note 5 - Fund conversion to open-end status

A shareholder vote on the Board-approved plan to convert the fund to an open-end management investment company is scheduled for July 23, 1997. If majority shareholder approval is received, the fund will convert to open-end status on or about July 25, 1997, and the fund shares will then be redeemable, and will be offered for sale, by the fund on a continuous basis at per-share net asset value. During the six months ended June 30, 1997, the fund made repurchases of its shares in the open market which had the effect of increasing the net asset value per share of the remaining shares outstanding.

New Age Media Fund

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.
Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing,
Personal Strategy Planner, Retirees Financial Guide, and
Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

Officers and Directors

James S. Riepe, Chairman of the Board
Jeffrey H. Donahue, Director
A. MacDonough Plant, Director
Charles A. Morris, Executive Vice President
Brian D. Stansky, Executive Vice President
Robert N. Gensler, Vice President
Lise J. Buyer, Vice President
Henry H. Hopkins, Vice President
John F. Wakeman, Vice President
Lenora V. Hornung, Secretary
Carmen F. Deyesu, Treasurer
David S. Middleton, Controller
J. Jeffrey Lang, Assistant Vice President

Manager

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Telephone 410-345-2000

Custodian

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

Transfer and Dividend Paying Agent
and Registrar:
State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02110

For information on the fund, including the NAV, please call toll free 1-800-231-8432


Invest With Confidence
T. Rowe Price

F95-051  6/30/97